UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2026

Genesco Inc.

(Exact name of Registrant as Specified in Its Charter)

Tennessee	1-3083	62-0211340
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

535 Marriott Drive Nashville, Tennessee	37214
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 615 367-7000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	GCO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Genesco Inc. (the “Company”) held its Annual Meeting of Shareholders on July 21, 2026 (the “Annual Meeting”). There were 11,106,973 shares of common stock and 28,495 shares of Employees’ Subordinated Convertible Preferred Stock outstanding and entitled to vote as of June 11, 2026, the record date for the Annual Meeting, with each such share being entitled to one vote for each matter considered at the Annual Meeting. There were 9,535,836 votes represented at the Annual Meeting by valid proxies or voted at the Annual Meeting (consisting of 9,534,652 shares of common stock and 1,184 shares of Employees’ Subordinated Convertible Preferred Stock), which was approximately 85.63% of the combined total of shares of common stock and Employees’ Subordinated Convertible Preferred Stock outstanding and entitled to vote at the Annual Meeting, which constituted a quorum.

Set forth below are the matters voted upon at the Annual Meeting, which are more fully described in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on June 15, 2026 in connection with the Annual Meeting, and the final voting results tabulated by the Company’s independent Inspector of Election, First Coast Results, Inc.

1. Election of nine directors to hold office until the 2027 Annual Meeting of Shareholders.

The shareholders voted to elect nine directors, each to hold office until the 2027 Annual Meeting of Shareholders and until such director’s successor has been elected and qualified or until their earlier resignation or removal. As a result of the vote, nine were elected to the Board of Directors, by the following votes:

	For	Withhold
Company’s Nominees
Joanna Barsh	8,355,108	1,092,535
Matthew M. Bilunas	8,447,722	994,055
Carolyn Bojanowski	8,481,171	960,636
John F. Lambros	8,447,734	994,073
Thurgood Marshall, Jr.	8,398,000	1,049,626
Angel R. Martinez	8,480,265	961,132
Mary E. Meixelsperger	8,446,119	995,300
Gregory A. Sandfort	8,447,402	994,390
Mimi E. Vaughn	8,420,678	1,026,966

Bradley Radoff’s Nominees
Westervelt T. Ballard, Jr.	1,034,186	8,318,340
Paula J. Poskon	1,032,892	8,319,579

2. Proposal to approve, on an advisory basis, named executive officer compensation.

The shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers, by the following votes:

Voted For	Voted Against	Abstentions	Broker Non-Votes
8,188,814	1,062,500	198,514	86,008

3. Proposal to approve the Genesco Inc. Fourth Amended and Restated 2020 Equity Incentive Plan.

The shareholders approved the Genesco Inc. Fourth Amended and Restated 2020 Equity Incentive Plan, by the following votes:

Voted For	Voted Against	Abstentions	Broker Non-Votes
5,142,232	4,300,596	7,000	86,008

4.	Proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 30, 2027.

The shareholders approved the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 30, 2027, by the following votes:

Voted For	Voted Against	Abstentions
8,435,800	1,094,033	6,003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Genesco Inc.

Dated: July 22, 2026	By:	/s/ Scott E. Becker
	Name:	Scott E. Becker
	Title:	Senior Vice President, General Counsel and Corporate Secretary